The Brink’s Company
Fourth-Quarter 2013 Earnings
Conference Call
 NYSE:BCO
 January 30, 2014

Exhibit 99.2

Forward-Looking Statements
These materials contain forward-looking statements. Actual
results could differ materially from projected or estimated
results. Information regarding factors that could cause such differences is available in today's release and in The Brink’s
Company’s most recent SEC filings.

Information discussed today is representative as of today
only and Brink's assumes no obligation to update any
forward-looking statements. These materials are
copyrighted and may not be used without written permission
from Brink's.

The Brink’s Company
Ed Cunningham
Director - Investor Relations

Fourth-Quarter Summary
• GAAP EPS $.53 vs $.70
• Non-GAAP Summary:
      • EPS $.79 vs $.60
      • Segment margin 8.8% vs 7.5%
      • Revenue up 6% (11% organic growth)
Note: See reconciliation to GAAP results in Appendix

Full-Year Summary
• GAAP EPS $1.47 vs $2.29
• Non-GAAP Summary:
      • EPS $2.37 vs $2.32
      • Segment margin flat at 7.2%
      • Revenue up 6% (8% organic growth)
Note: See reconciliation to GAAP results in Appendix

The Brink’s Company
Tom Schievelbein
Chairman, President and
Chief Executive Officer

CEO Overview
 • Strong Fourth Quarter - International Operations
 • 2014 Outlook
 • Segment margin ~7%

Fourth-Quarter 2013 Revenue
($1.0 billion)

International Operations
 • Fourth Quarter 2013
 • Latin America profit growth - Venezuela
 and Brazil
 • Europe profit growth - France

2013 Revenue
($3.9 billion)
• Full Year 2013
 • Latin America profit growth - Venezuela
 and Argentina
 • Europe profit down - Belgium theft loss
 • Asia profit growth - Hong Kong, Singapore
 and regional cost reductions

North America
 • 2013 Segment Margin
 • Fourth-Quarter 1.4%
 • Full-Year 1.8%
 • 2016 Goal 7.0%*
 • Increase “performing branches” in U.S.
 • Aggressive cost reductions
 • Productivity initiatives
 • Change U.S. revenue mix

2013 Revenue
($3.9 billion)
* Excluding Global Payments

North America Segment Margin Rate  - Excluding Global Payments

Goal

Shift U.S. Revenue Mix to High-Value Services

Note: High-Value Services includes Global Services and Cash Management Services. Cash Management Services includes money processing, vaulting, ATM management and CompuSafe® Service.
CIT & ATM
52%
High-Value
Services
48%
CIT & ATM
49%
High-Value
Services
51%

U.S. Cost Actions
2013 Actions
•  Overtime Pay Change
•  SG&A Headcount Reduction
•  IT Infrastructure Consolidation
In-Process
•  Route Logistics
•  Field Force Automation
•  Centralized Billing
•  CompuSafe Service Focus
•  Overtime Management
Expected to improve 2014 profit
Expected to improve 2H14 profit,
but primarily after 2014

Global Cost Strategy
• Global Procurement
 • Vehicles, Travel
 Management, IT Hardware,
 Indirect
• Organizational Consolidation
 • IT, Shared Services
• Organizational Structure
 • Reviewing management
 span of control & layers
• U.S. Productivity Actions

$3.8
($ billions)
2013 Costs
Non-Labor
Labor

Growth Strategy
• Latin America
• Global Services
• Integrated Managed Services /
 ATMs
• Global Payments
 • Online Checkout
 • Payroll and other reloadable cards
 • Payment networks (ePago)

Organic Growth Rates

CEO Overview - 2014 Outlook
• Organic revenue growth 5 - 8%
• Segment margin rate ~7%
• Cost and Productivity Improvements
• Investing in Global Payments, Brink’s IMS, Commercial
 Strategy
• Exploring U.S. Home Security Re-entry

The Brink’s Company
Joe Dziedzic
Vice President and Chief
Financial Officer
Review and Outlook

4Q13 Non-GAAP Results
($ millions, except EPS)
Note: See reconciliation to GAAP results in Appendix

Revenue
Segment
Operating Profit
EPS

Full-Year 2013 Non-GAAP Results
($ millions, except EPS)
Note: See reconciliation to GAAP results in Appendix

Revenue
Segment Operating
Profit
EPS

Non-GAAP EPS: 4Q12 Versus 4Q13

Note: See reconciliation to GAAP results in Appendix

Non-GAAP EPS: Full Year 2012 Versus Full Year 2013

Note: See reconciliation to GAAP results in Appendix

Organic Growth Rate
2014
Guidance
5 - 8%

Non-GAAP Quarterly Segment Profit

2011
2012
2013
Second half typically stronger than first half
($ millions)
See reconciliation to GAAP results in Appendix

Non-GAAP Cash Flow, Capital Investment and Net Debt

($ millions)
(a) See reconciliation to GAAP results in Appendix
(b) From continuing operations

Capital
Expenditures
and Capital
Leases(b)
Non-GAAP
CFOA(a) (b)
North
America
International
Net Debt (a)
$64
$57
$132
$126

Capex Spend
Reinvestment
Ratio

($ millions, except ratio)

Capex Spend Mix Shift
Shifting Focus
•Shifting mix to lower maintenance
spend on vehicles and facilities
•Increased spend on IT to enable
business process productivity
•Continued focus on safety and
security

Legacy Liabilities - Underfunding - At December 31

($ millions)

Cash Payments to Primary U.S. Pension and UMWA
• Actions in 2013 enable tax efficient use of foreign earnings in an amount that is expected to be sufficient to fund U.S. pension payments and certain other cash flow needs.
• Plan to fund future pension obligations with cash
• Cash payments to UMWA expected to resume in 2033

Payments to Primary U.S. Pension
Payments to UMWA

2014 Outlook
• Organic revenue growth 5 - 8%
• Segment margin rate ~7%
• Investing in Global Payments, Brink’s IMS, Commercial
 Strategy
• Exploring U.S. Home Security Re-entry
• Assumes no Venezuela devaluation in 2014

The Brink’s Company
Fourth-Quarter 2013 Earnings
Conference Call
 NYSE:BCO
 January 30, 2014

Appendix
 Non-GAAP Reconciliations

GAAP
Basis
Gains on Acquisitions
and Asset
Dispositions (a)
Net Monetary Asset
Remeasurement Losses
in Venezuela (b)
Employee Benefit
Settlement
Losses (c)
U.S. Retirement
Plans (d)
Adjust
Income Tax
Rate (e)
Non-
GAAP
Basis
First Quarter 2013
Revenues:
Latin America
$
 412.9
 −
 −
 −
 −
 −
 412.9
EMEA
 277.8
 −
 −
 −
 −
 −
 277.8
Asia Pacific
 36.6
 −
 −
 −
 −
 −
 36.6
International
 727.3
 −
 −
 −
 −
 −
 727.3
North America
 223.2
 −
 −
 −
 −
 −
 223.2
Revenues
$
 950.5
 −
 −
 −
 −
 −
 950.5
Operating profit:
International
$
 36.3
 −
 13.4
 0.3
 −
 −
 50.0
North America
 (2.0)
 −
 −
 −
 2.9
 −
 0.9
Segment operating profit
 34.3
 −
 13.4
 0.3
 2.9
 −
 50.9
Non-segment
 (17.0)
 (1.1)
  −
 −
 10.5
 −
 (7.6)
Operating profit
$
 17.3
 (1.1)
 13.4
 0.3
 13.4
 −
 43.3

Amounts attributable to Brink’s:

Income from continuing operations
$
 2.9
 (1.1)
 8.4
 0.2
 8.2
 0.1
 18.7
Diluted EPS - continuing operations
 0.06
 (0.02)
 0.17
 −
 0.17
 −
 0.38
Non-GAAP Reconciliations - 1Q13
Amounts may not add due to rounding. See page 36 for notes.

GAAP
Basis
Gains on Acquisitions
and Asset
Dispositions (a)
Net Monetary Asset
Remeasurement Losses
in Venezuela (b)
Employee Benefit
Settlement
Losses (c)
U.S. Retirement
Plans (d)
Adjust
Income Tax
Rate (e)
Non-
GAAP
Basis
Second Quarter 2013
Revenues:
Latin America
$
 413.6
 −
 −
 −
 −
 −
 413.6
EMEA
 293.4
 −
 −
 −
 −
 −
 293.4
Asia Pacific
 36.6
 −
 −
 −
 −
 −
 36.6
International
 743.6
 −
 −
 −
 −
 −
 743.6
North America
 226.3
 −
 −
 −
 −
 −
 226.3
Revenues
$
 969.9
 −
 −
 −
 −
 −
 969.9
Operating profit:
International
$
 48.1
 −
 −
 0.5
 −
 −
 48.6
North America
 6.3
 −
 −
 −
 2.9
 −
 9.2
Segment operating profit
 54.4
 −
 −
 0.5
 2.9
 −
 57.8
Non-segment
 (21.6)
  −
  −
 −
 10.2
 −
 (11.4)
Operating profit
$
 32.8
 −
 −
 0.5
 13.1
 −
 46.4

Amounts attributable to Brink’s:

Income from continuing operations
$
 13.2
 −
 −
 0.4
 7.7
 1.5
 22.8
Diluted EPS - continuing operations
 0.27
 −
 −
 0.01
 0.16
 0.03
 0.47
Non-GAAP Reconciliations - 2Q13

Amounts may not add due to rounding. See page 36 for notes.

GAAP
Basis
Gains on Acquisitions
and Asset
Dispositions (a)
Net Monetary Asset
Remeasurement Losses
in Venezuela (b)
Employee Benefit
Settlement
Losses (c)
U.S. Retirement
Plans (d)
Adjust
Income Tax
Rate (e)
Non-
GAAP
Basis
Third Quarter 2013
Revenues:
Latin America
$
 423.8
 −
 −
 −
 −
 −
 423.8
EMEA
 301.2
 −
 −
 −
 −
 −
 301.2
Asia Pacific
 34.9
 −
 −
 −
 −
 −
 34.9
International
 759.9
 −
 −
 −
 −
 −
 759.9
North America
 222.5
 −
 −
 −
 −
 −
 222.5
Revenues
$
 982.4
 −
 −
 −
 −
 −
 982.4
Operating profit:
International
$
 79.7
 −
 −
 0.8
 −
 −
 80.5
North America
 0.2
 −
 −
 −
 2.9
 −
 3.1
Segment operating profit
 79.9
 −
 −
 0.8
 2.9
 −
 83.6
Non-segment
 (20.7)
 (0.9)
  −
 −
 10.3
 −
 (11.3)
Operating profit
$
 59.2
 (0.9)
 −
 0.8
 13.2
 −
 72.3

Amounts attributable to Brink’s:

Income from continuing operations
$
 29.8
 (0.9)
 −
 0.6
 7.7
 (1.8)
 35.4
Diluted EPS - continuing operations
 0.61
 (0.02)
 −
 0.01
 0.16
 (0.04)
 0.72
Non-GAAP Reconciliations - 3Q13

Amounts may not add due to rounding. See page 36 for notes.

GAAP
Basis
Gains on Acquisitions
and Asset
Dispositions (a)
Net Monetary Asset
Remeasurement Losses
in Venezuela (b)
Employee Benefit
Settlement
Losses (c)
U.S. Retirement
Plans (d)
Adjust
Income Tax
Rate (e)
Non-
GAAP
Basis
Fourth Quarter 2013
Revenues:
Latin America
$
 470.4
 −
 −
 −
 −
 −
 470.4
EMEA
 305.9
 −
 −
 −
 −
 −
 305.9
Asia Pacific
 36.7
 −
 −
 −
 −
 −
 36.7
International
 813.0
 −
 −
 −
 −
 −
 813.0
North America
 226.4
 −
 −
 −
 −
 −
 226.4
Revenues
$
 1,039.4
 −
 −
 −
 −
 −
 1,039.4
Operating profit:
International
$
 84.0
 3.1
 −
 0.9
 −
 −
 88.0
North America
 0.2
 −
 −
 −
 2.9
 −
 3.1
Segment operating profit
 84.2
 3.1
 −
 0.9
 2.9
 −
 91.1
Non-segment
 (21.8)
 (0.8)
  −
 −
 10.3
 −
 (12.3)
Operating profit
$
 62.4
 2.3
 −
 0.9
 13.2
 −
 78.8

Amounts attributable to Brink’s:

Income from continuing operations
$
 26.0
 4.0
 −
 0.6
 8.2
 0.2
 39.0
Diluted EPS - continuing operations
 0.53
 0.08
 −
 0.01
 0.17
 −
 0.79
Non-GAAP Reconciliations - 4Q13

Amounts may not add due to rounding. See page 36 for notes.

GAAP
Basis
Gains on Acquisitions
and Asset
Dispositions (a)
Net Monetary Asset
Remeasurement Losses
in Venezuela (b)
Employee Benefit
Settlement
Losses (c)
U.S. Retirement
Plans (d)
Adjust
Income Tax
Rate (e)
Non-
GAAP
Basis
Full Year 2013
Revenues:
Latin America
$
 1,720.7
 −
 −
 −
 −
 −
 1,720.7
EMEA
 1,178.3
 −
 −
 −
 −
 −
 1,178.3
Asia Pacific
 144.8
 −
 −
 −
 −
 −
 144.8
International
 3,043.8
 −
 −
 −
 −
 −
 3,043.8
North America
 898.4
 −
 −
 −
 −
 −
 898.4
Revenues
$
 3,942.2
 −
 −
 −
 −
 −
 3,942.2
Operating profit:
International
$
 248.1
 3.1
 13.4
 2.5
 −
 −
 267.1
North America
 4.7
 −
 −
 −
 11.6
 −
 16.3
Segment operating profit
 252.8
 3.1
 13.4
 2.5
 11.6
 −
 283.4
Non-segment
 (81.1)
 (2.8)
  −
 −
 41.3
 −
 (42.6)
Operating profit
$
 171.7
 0.3
 13.4
 2.5
 52.9
 −
 240.8

Amounts attributable to Brink’s:

Income from continuing operations
$
 71.9
 2.0
 8.4
 1.8
 31.8
 −
 115.9
Diluted EPS - continuing operations
 1.47
 0.04
 0.17
 0.04
 0.65
 −
 2.37
Non-GAAP Reconciliations - Full Year 2013

Amounts may not add due to rounding.

(a)    To eliminate:
          •    a $1.1 million adjustment in the first quarter of 2013 to the amount of gain recognized on a 2010 business acquisition in Mexico as a result of a favorable adjustment to the purchase price received in the first quarter of 2013.
          •    $1.7 million of adjustments in the third and fourth quarters of 2013 primarily related to the January 2013 acquisition of Rede Trel in Brazil.
          •    $3.1 million in adjustments in the fourth quarter of 2013 primarily related to the increase in a loss contingency assumed in the 2010 Mexico acquisition and the impairment of an intangible asset acquired in the 2009 India acquisition.
          •    $2.6 million tax adjustment related to the Belgium disposition.
(b)    To eliminate currency exchange losses related to a 16% devaluation of the official exchange rate in Venezuela from 5.3 to 6.3 bolivar fuertes to the U.S. dollar in
         February 2013.
(c)    To eliminate employee benefit settlement losses in Mexico.
(d)    To eliminate expenses related to U.S. retirement plans.
(e)    To adjust effective income tax rate in the interim period to be equal to the full-year effective income tax rate. The full-year non-GAAP effective tax rate for 2013 is
         33.3%.

Non-GAAP Reconciliations - 1Q12
Amounts may not add due to rounding. See page 41 for notes.

GAAP
Basis
Gains and Losses on
Acquisitions and
Dispositions (a)
Employee Benefit
Settlement and
Severance Losses (b)
U.S. Retirement
Plans (c)
Tax Benefit on
Change in Health
Care Funding
Strategy (d)
Adjust
Income Tax
Rate (e)
Non-
GAAP
Basis
First Quarter 2012
Revenues:
Latin America
$
 386.3
 −
 −
 −
 −
 −
 386.3
EMEA
 272.8
 −
 −
 −
 −
 −
 272.8
Asia Pacific
 33.8
 −
 −
 −
 −
 −
 33.8
International
 692.9
 −
 −
 −
 −
 −
 692.9
North America
 224.2
 −
 −
 −
 −
 −
 224.2
Revenues
$
 917.1
 −
 −
 −
 −
 −
 917.1
Operating profit:
International
$
 67.1
 −
 0.8
 −
 −
 −
 67.9
North America
 6.0
 −
 −
 2.2
 −
 −
 8.2
Segment operating profit
 73.1
 −
 0.8
 2.2
 −
 −
 76.1
Non-segment
 (24.3)
 −
  −
 14.7
 −
 −
 (9.6)
Operating profit
$
 48.8
 −
 0.8
 16.9
 −
 −
 66.5

Amounts attributable to Brink’s:

Income from continuing operations
$
 22.5
 (1.2)
 0.6
 10.2
 −
 1.1
 33.2
Diluted EPS - continuing operations
 0.47
 (0.02)
 0.01
 0.21
 −
 0.02
 0.69

Non-GAAP Reconciliations - 2Q12

Amounts may not add due to rounding. See page 41 for notes.
GAAP
Basis
Gains and Losses on
Acquisitions and
Dispositions (a)
Employee Benefit
Settlement and
Severance Losses (b)
U.S. Retirement
Plans (c)
Tax Benefit on
Change in Health
Care Funding
Strategy (d)
Adjust
Income Tax
Rate (e)
Non-
GAAP
Basis
Second Quarter 2012
Revenues:
Latin America
$
 375.9
 −
 −
 −
 −
 −
 375.9
EMEA
 281.4
 −
 −
 −
 −
 −
 281.4
Asia Pacific
 33.1
 −
 −
 −
 −
 −
 33.1
International
 690.4
 −
 −
 −
 −
 −
 690.4
North America
 224.2
 −
 −
 −
 −
 −
 224.2
Revenues
$
 914.6
 −
 −
 −
 −
 −
 914.6
Operating profit:
International
$
 41.5
 −
 0.3
 −
 −
 −
 41.8
North America
 10.6
 −
 −
 2.2
 −
 −
 12.8
Segment operating profit
 52.1
 −
 0.3
 2.2
 −
 −
 54.6
Non-segment
 (21.3)
 (0.9)
  −
 10.5
 −
 −
 (11.7)
Operating profit
$
 30.8
 (0.9)
 0.3
 12.7
 −
 −
 42.9

Amounts attributable to Brink’s:

Income from continuing operations
$
 33.6
 (0.9)
 0.2
 7.6
 (20.9)
 3.1
 22.7
Diluted EPS - continuing operations
 0.69
 (0.02)
 −
 0.16
 (0.43)
 0.06
 0.47

Non-GAAP Reconciliations - 3Q12

Amounts may not add due to rounding. See page 41 for notes.
GAAP
Basis
Gains and Losses on
Acquisitions and
Dispositions (a)
Employee Benefit
Settlement and
Severance Losses (b)
U.S. Retirement
Plans (c)
Tax Benefit on
Change in Health
Care Funding
Strategy (d)
Adjust
Income Tax
Rate (e)
Non-
GAAP
Basis
Third Quarter 2012
Revenues:
Latin America
$
 385.2
 −
 −
 −
 −
 −
 385.2
EMEA
 286.0
 −
 −
 −
 −
 −
 286.0
Asia Pacific
 33.7
 −
 −
 −
 −
 −
 33.7
International
 704.9
 −
 −
 −
 −
 −
 704.9
North America
 221.3
 −
 −
 −
 −
 −
 221.3
Revenues
$
 926.2
 −
 −
 −
 −
 −
 926.2
Operating profit:
International
$
 59.0
 (7.2)
 2.0
 −
 −
 −
 53.8
North America
 8.0
 −
 −
 2.2
 −
 −
 10.2
Segment operating profit
 67.0
 (7.2)
 2.0
 2.2
 −
 −
 64.0
Non-segment
 (22.0)
 0.1
  −
 11.5
 −
 −
 (10.4)
Operating profit
$
 45.0
 (7.1)
 2.0
 13.7
 −
 −
 53.6

Amounts attributable to Brink’s:

Income from continuing operations
$
 21.1
 (3.0)
 1.4
 8.2
 −
 −
 27.7
Diluted EPS - continuing operations
 0.43
 (0.06)
 0.03
 0.17
 −
 −
 0.57

Non-GAAP Reconciliations - 4Q12

Amounts may not add due to rounding. See page 41 for notes.
GAAP
Basis
Gains and Losses on
Acquisitions and
Dispositions (a)
Employee Benefit
Settlement and
Severance Losses (b)
U.S. Retirement
Plans (c)
Tax Benefit on
Change in Health
Care Funding
Strategy (d)
Adjust
Income Tax
Rate (e)
Non-
GAAP
Basis
Fourth Quarter 2012
Revenues:
Latin America
$
 432.0
 −
 −
 −
 −
 −
 432.0
EMEA
 285.7
 −
 −
 −
 −
 −
 285.7
Asia Pacific
 35.8
 −
 −
 −
 −
 −
 35.8
International
 753.5
 −
 −
 −
 −
 −
 753.5
North America
 223.6
 −
 −
 −
 −
 −
 223.6
Revenues
$
 977.1
 −
 −
 −
 −
 −
 977.1
Operating profit:
International
$
 64.4
 (1.3)
 0.8
 −
 −
 −
 63.9
North America
 7.3
 −
 −
 2.2
 −
 −
 9.5
Segment operating profit
 71.7
 (1.3)
 0.8
 2.2
 −
 −
 73.4
Non-segment
 (21.3)
 −
  −
 10.7
 −
 −
 (10.6)
Operating profit
$
 50.4
 (1.3)
 0.8
 12.9
 −
 −
 62.8

Amounts attributable to Brink’s:

Income from continuing operations
$
 34.0
 (8.9)
 0.6
 7.8
 (0.2)
 (4.2)
 29.1
Diluted EPS - continuing operations
 0.70
 (0.18)
 0.01
 0.16
 −
 (0.09)
 0.60

Non-GAAP Reconciliations - Full Year 2012

Amounts may not add due to rounding.
GAAP
Basis
Gains and Losses on
Acquisitions and
Dispositions (a)
Employee Benefit
Settlement and
Severance Losses (b)
U.S. Retirement
Plans (c)
Tax Benefit on
Change in Health
Care Funding
Strategy (d)
Adjust
Income Tax
Rate (e)
Non-
GAAP
Basis
Full Year 2012
Revenues:
Latin America
$
 1,579.4
 −
 −
 −
 −
 −
 1,579.4
EMEA
 1,125.9
 −
 −
 −
 −
 −
 1,125.9
Asia Pacific
 136.4
 −
 −
 −
 −
 −
 136.4
International
 2,841.7
 −
 −
 −
 −
 −
 2,841.7
North America
 893.3
 −
 −
 −
 −
 −
 893.3
Revenues
$
 3,735.0
 −
 −
 −
 −
 −
 3,735.0
Operating profit:
International
$
 232.0
 (8.5)
 3.9
 −
 −
 −
 227.4
North America
 31.9
 −
 −
 8.8
 −
 −
 40.7
Segment operating profit
 263.9
 (8.5)
 3.9
 8.8
 −
 −
 268.1
Non-segment
 (88.9)
 (0.8)
  −
 47.4
 −
 −
 (42.3)
Operating profit
$
 175.0
 (9.3)
 3.9
 56.2
 −
 −
 225.8

Amounts attributable to Brink’s:

Income from continuing operations
$
 111.2
 (14.0)
 2.8
 33.8
 (21.1)
 −
 112.7
Diluted EPS - continuing operations
 2.29
 (0.29)
 0.06
 0.70
 (0.43)
 −
 2.32

(a)    To eliminate:
         •    Gains related to the sale of investments in mutual fund securities ($1.9 million in the first quarter and $0.5 million in the third quarter). Proceeds from the sales were used to fund the settlement of pension obligations related to our former chief executive officer, and former chief administrative officer.
         •    Gains and losses related to business acquisitions and dispositions. A $0.9 million gain was recognized in the second quarter and a $0.1 million loss was recognized in the third quarter. In the fourth quarter of 2012, tax expense included a benefit of $7.5 million related to a reduction in an income tax accrual established as part of the
              2010 acquisition of subsidiaries in Mexico, and pretax income included a $2.1 million favorable adjustment to the local profit sharing accrual as a result of the change in tax expectation.
         •   Third-quarter gain on the sale of real estate in Venezuela ($7.2 million).
(b)   To eliminate employee benefit settlement and acquisition-related severance losses (Mexico and Argentina). Employee termination benefits in Mexico are accounted for under FASB ASC Topic 715, Compensation - Retirement Benefits.
(c)   To eliminate expenses related to U.S. retirement plans.
(d)   To eliminate tax benefit related to change in retiree health care funding strategy.
(e)   To adjust effective income tax rate in the interim period to be equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate for 2012 was 36.6%.

Non-GAAP Reconciliations - 1Q11
Amounts may not add due to rounding. See page 46 for notes.

	GAAP Basis	Gains on Acquisitions and Asset Dispositions (a)	Mexico Employee Benefit Settlement Losses (b)	CEO Retirement Costs (c)	U.S. Retirement Plans (d)	Non-GAAP Basis

	First Quarter 2011
Revenues:
Latin America	$332.3	−	−	−	−	332.3
EMEA	270.2	−	−	−	−	270.2
Asia Pacific	31.9	−	−	−	−	31.9
International	634.4	−	−	−	−	634.4
North America	226.9	−	−	−	−	226.9
Revenues	$861.3	−	−	−	−	861.3
Operating profit:
International	$53.9	−	−	−	−	53.9
North America	6.8	−	−	−	0.7	7.5
Segment operating profit	60.7	−	−	−	0.7	61.4
Non-segment	(15.0)	(0.4)	−	−	6.2	(9.2)
Operating profit	$45.7	(0.4)	−	−	6.9	52.2

Non-GAAP Reconciliations - 2Q11

Amounts may not add due to rounding. See page 46 for notes.
	GAAP Basis	Gains on Acquisitions and Asset Dispositions (a)	Mexico Employee Benefit Settlement Losses (b)	CEO Retirement Costs (c)	U.S. Retirement Plans (d)	Non-GAAP Basis

	Second Quarter 2011
Revenues:
Latin America	$360.5	−	−	−	−	360.5
EMEA	292.8	−	−	−	−	292.8
Asia Pacific	34.1	−	−	−	−	34.1
International	687.4	−	−	−	−	687.4
North America	233.9	−	−	−	−	233.9
Revenues	$921.3	−	−	−	−	921.3
Operating profit:
International	$40.5	−	1.0	−	−	41.5
North America	9.9	−	−	−	0.8	10.7
Segment operating profit	50.4	−	1.0	−	0.8	52.2
Non-segment	(16.2)	−	−	−	6.2	(10.0)
Operating profit	$34.2	−	1.0	−	7.0	42.2

Non-GAAP Reconciliations - 3Q11

Amounts may not add due to rounding. See page 46 for notes.
	GAAP Basis	Gains on Acquisitions and Asset Dispositions (a)	Mexico Employee Benefit Settlement Losses (b)	CEO Retirement Costs (c)	U.S. Retirement Plans (d)	Non-GAAP Basis

	Third Quarter 2011
Revenues:
Latin America	$375.1	−	−	−	−	375.1
EMEA	296.5	−	−	−	−	296.5
Asia Pacific	35.5	−	−	−	−	35.5
International	707.1	−	−	−	−	707.1
North America	231.5	−	−	−	−	231.5
Revenues	$938.6	−	−	−	−	938.6
Operating profit:
International	$66.3	−	0.7	−	−	67.0
North America	8.1	−	−	−	0.8	8.9
Segment operating profit	74.4	−	0.7	−	0.8	75.9
Non-segment	(7.6)	(9.3)	−	−	6.2	(10.7)
Operating profit	$66.8	(9.3)	0.7	−	7.0	65.2

Non-GAAP Reconciliations - 4Q11

	GAAP Basis	Gains on Acquisitions and Asset Dispositions (a)	Mexico Employee Benefit Settlement Losses (b)	CEO Retirement Costs (c)	U.S. Retirement Plans (d)	Non-GAAP Basis

	Fourth Quarter 2011
Revenues:
Latin America	$392.8	−	−	−	−	392.8
EMEA	283.5	−	−	−	−	283.5
Asia Pacific	34.3	−	−	−	−	34.3
International	710.6	−	−	−	−	710.6
North America	231.1	−	−	−	−	231.1
Revenues	$941.7	−	−	−	−	941.7
Operating profit:
International	$71.3	−	0.4	−	−	71.7
North America	5.5	−	−	−	0.9	6.4
Segment operating profit	76.8	−	0.4	−	0.9	78.1
Non-segment	(21.0)	−	−	4.1	6.2	(10.7)
Operating profit	$55.8	−	0.4	4.1	7.1	67.4

Amounts may not add due to rounding. See page 46 for notes.

Non-GAAP Reconciliations - Full Year 2011

(a)    To eliminate gains as follows:
(b)    To eliminate employee benefit settlement loss related to Mexico. Portions of Brink’s Mexican subsidiaries’ accrued employee termination benefit were paid in the second and third quarters of 2011. The employee termination benefit is accounted for under FASB ASC Topic 715, Compensation - Retirement Benefits. Accordingly, the
         severance payments resulted in settlement losses.
(c)    To eliminate the costs related to the retirement of the former chief executive officer.
(d)    To eliminate costs related to U.S. retirement liabilities.
	First Quarter 2011	Third Quarter 2011	Full Year 2011
	Operating Profit	Operating Profit	Operating Profit
Sale of U.S. Document Destruction business	$-	(6.7)	(6.7)
Acquisition of controlling interests	(0.4)	(2.1)	(2.5)
Sale of former operating assets	-	(0.5)	(0.5)
	$(0.4)	(9.3)	(9.7)
Amounts may not add due to rounding.
	GAAP Basis	Gains on Acquisitions and Asset Dispositions (a)	Mexico Employee Benefit Settlement Losses (b)	CEO Retirement Costs (c)	U.S. Retirement Plans (d)	Non-GAAP Basis

	Full Year 2011
Revenues:
Latin America	$1,460.7	−	−	−	−	1,460.7
EMEA	1,143.0	−	−	−	−	1,143.0
Asia Pacific	135.8	−	−	−	−	135.8
International	2,739.5	−	−	−	−	2,739.5
North America	923.4	−	−	−	−	923.4
Revenues	$3,662.9	−	−	−	−	3,662.9
Operating profit:
International	$232.0	−	2.1	−	−	234.1
North America	30.3	−	−	−	3.2	33.5
Segment operating profit	262.3	−	2.1	−	3.2	267.6
Non-segment	(59.8)	(9.7)	−	4.1	24.8	(40.6)
Operating profit	$202.5	(9.7)	2.1	4.1	28.0	227.0

Non-GAAP Reconciliations - Cash Flows

(a)    To eliminate the change in the balance of customer obligations related to cash received and processed in certain of our Cash Management
        Services operations. The title to this cash transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources.
(b)    To eliminate cash flows related to our discontinued operations.

Non-GAAP cash flows from operating activities is a supplemental financial measure that is not required by, or presented in accordance with
GAAP. The purpose of the non-GAAP cash flows from operating activities is to report financial information excluding the impact of cash received and processed in certain of our secure Cash Management Service operations and without cash flows from discontinued operations.  Brink’s believes these measures are helpful in assessing cash flows from operations, enable period-to-period comparability and are useful in predicting future operating cash flows. Non-GAAP cash flows from operating activities should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows.

	2013	2012
Cash flows from operating activities - GAAP	$201.5	$250.5
Decrease (increase) in certain customer obligations (a)	9.8	(15.7)
Cash outflows (inflows) related to discontinued operations (b)	(5.4)	4.9

Cash flows from operating activities - Non-GAAP	$205.9	$239.7

	December 31,	December 31,
	2013	2012
Debt:

Long-term debt	355.1	362.6

Less:
Cash and cash equivalents	255.5	201.7
Amounts held by Cash Management Services operations (a)	(31.3)	(44.0)
Cash and cash equivalents available for general corporate purposes	224.2	157.7

Net Debt	$211.8	231.6

(a)    Title to cash received and processed in certain of our Cash Management Services operations transfers to us for a short period of time.
        The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt.

Net Debt is a supplemental financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP. Net Debt excluding cash and debt in Venezuelan operations was $306 million at December 31, 2013, and $280 million at December 31, 2012.

Non-GAAP Reconciliations - Net Debt

The Brink’s Company
Fourth-Quarter 2013 Earnings
Conference Call
 NYSE:BCO
 January 30, 2014